                                                                    EXHIBIT 99.1

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                 CASE NUMBER: 01-10954 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ Nicholas J. Davison
---------------------------
  Nicholas J. Davison
  Senior  Vice President


/s/ Randall L. Talcott
---------------------------
  Randall L. Talcott
  Vice President - Finance

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                 CASE NUMBER: 01-10954 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001


                                    CONTENTS

  Attachment I            Summary of Bank and Investment Accounts

  Attachment 2            Schedule of Receipts and Disbursements

  Attachment 3            Bank and Investment Account Statements

  Attachment 4            Income Statement

  Attachment 5            Balance Sheet

  Attachment 6            Summary of Due To/Due From Intercompany Accounts

  Attachment 7            Accounts Receivable Aging

  Attachment 8            Accounts Payable Detail

  Attachment 9            Notes to November Monthly Operating Report

                     Summary Of Bank And Investment Accounts        Attachment 1
                           American Classic Voyages Co
Summary                      Case No: 01-10954.(EIK)                   UNAUDITED
American Classic   For Period Of 22 October - 30 November, 2001
Voyages Co

                                              Balances                    Receipts &        Bank
                                       Opening        Closing             Disbursements     Statements       Account
  Account                          As Of 10/22/01  As Of 11/30/01         Included          Included         Reconciled
  -------                          --------------  --------------         --------          --------         ----------
  AMCV Deferred Compensation       0.00                     0.00          No-               No-              No
  Bank One                                                                No Activity       No Activity      No Activity
  Account#- 1590101554

  AMCV Dental Benefits             0.00                     0.00          No-               No-              No -
  Chase (JP Morgan Chase & Co)                                            No Activity       No Activity      No Activity
  Account # - 002-2-426530

  AMCV Employee Stock Plan         0.00                     0.00          No-               No-              No -
  LaSalle Bank                                                            No Activity       No Activity      No Activity
  Account # - 5800015140

  AMCV Insurance                   0.00                     0.00          No -              No-              No
  LaSalle Bank                                                            No Activity       No Activity      No Activity
  Account # - 5800021411

  AMCV Medical Benefits            0.00                37,826.42          Yes               No - Not         No
  Chase (JP Morgan Chase & Co)                                                             Concentration
  Account # - 002-2-426522                                                                 Account

  American Classic Voyages Co      6,452.05             5,632.25          Yes               Oct Only         Yes
  Master Cash
  LaSalle Bank
  Account # - 2355464

  American Classic Voyages Co      21,499.29           13,799.38          Yes               No - Not         Yes
  Payroll                                                                                  Concentration
  LaSalle Bank                                                                             Account
  Account # - 2369368

  American Classic Voyages Co      7,065.91             7,054.15          Yes               No - Not         Yes
  PAC                                                                                      Concentration
  LaSalle Bank                                                                             Account
  Account # - 2355882

  American Classic Voyages Co      10,308,231.00   11,830,468.69          Yes               Yes              Yes
  Investment Account
  Credit Suisse Asset Management
  Account # - 247003452

  American Classic Voyages Co      0.00               10,392.90           Yes               Yes              Yes
  Investment Account
  Goldman Sachs & Co.
  Account # - 020-53613-2

  American Classic Voyages Co      0.00                    0.00           No-            No-           No
  Investment Account                                                      No Activity    No Activity   No Activity
  Merrill Lynch
  Account # - 318-3271750-7

  American Classic Voyages Co      337.15                368.93           Yes            Yes           Yes
  Investment Account
  Conifer Securities
  Account # - 330-50683 1-8

                            Receipts & Disbursements              Attachment 2-1
                            American Classic Voyages
R&D-Chase-AMCV Med Ben       Case No: 01-10954 (EIK)                   UNAUDITED
                                      Chase
                              AMCV Medical Benefits
                            Account # - 002-2-426522
                         22 October 01 - 30 November 01


  Opening Balance - 22 Oct 01
                                         0.00
  Receipts
                                   370,000.00     From The Delta Queen Steamboat Company
                                                  - Hibernia - DQ Master Cash Account (812-395-335)



                                 ------------
                                   370,000.00     Total Receipts


  Disbursements
                                  (332,173.58)    To United Healthcare
                                  (332,173.58)    Total Disbursements

  Closing Balance - 30 Nov 01
                                   37, 826.42

                            Receipts & Disbursements              Attachment 2-2
                            American Classic Voyages
R&D- LaSalle -               Case No: 01-10954 (EIK)                   UNAUDITED
AMCV Master Cash                     LaSalle
                                AMCV Master Cash
                               Account #- 2355464
                         22 October 01 - 30 November 01


   Opening Balance - 22 Oct 01
                                     6,452.05
   Receipts

                                     --------
                                         0.00      Total Receipts


  Disbursements
                                     (819.80)     LaSalle Bank Fees

                                     --------
                                     (819.80)     Total Disbursements



  Closing Balance - 30 Nov 01

                                    5,632.25

                            Receipts & Disbursements              Attachment 2-3
                            American Classic Voyages
R&D -LASALLE-AMCV PAYROLL    Case No: 01-10954 (EIK)                   UNAUDITED
                                     LaSalle
                                  AMCV Payroll
                               Account # - 2369368
                         22 October 01 - 30 November 01

   Opening Balance - 22 Oct 01
                                     21,499.29
   Receipts
                                     95,423.09      From The Delta Queen Steamboat Company -
                                                    Hibernia - DQ Master Cash Account (812-395-335)

                                   ------------
                                     95,423.09      Total Receipts


  Disbursements
                                    (91,854.31)     To Ocean Development Co. - LaSalle -
                                                    ODC Payroll Account (5800156175)
                                    (11,268.69)     Employee Wages

                                   ------------
                                   (103,123.00)     Total Disbursements

Closing Balance - 30 Nov 01

                                     13,799.38

                            Receipts & Disbursements              Attachment 2-4
                            American Classic Voyages
R&D -LaSalle -AMCV PAC       Case No: 01-10954 (EIK)                   UNAUDITED
                                     LaSalle
                                       PAC
                               Account # - 2355882
                         22 October 01 - 30 November 01

   Opening Balance - 22 Oct 01
                                   7,065.91


   Receipts


                                     -------
                                       0.00         Total Receipts


  Disbursements
                                     (11.76)        LaSalle Bank Fees

                                     -------
                                     (11.76)        Total Disbursements


  Closing Balance - 30 Nov 01
                                   7,054.15

                            Receipts & Disbursements              Attachment 2-5
                            American Classic Voyages
R&D- Credit Suisse          Case No: 01-10954 (EIK)                    UNAUDITED
Investment Account               Credit Suisse
                               Investment Account
                              Account # - 247003452
                         22 October 01 - 30 November 01

   Opening Balance - 22 Oct 01
                                   10,308,231.00
   Receipts
                                    2,700,000.00    From The Delta Queen Steamboat Company -
                                                    Hibernia - DQ Master Cash Account (812-395-335)
                                       29,017.00    Interest Earned

                                   --------------
                                    2,729,017.00    Total Receipts


  Disbursements

                                       (6,779.31)   Credit Suisse Management Fee

                                   (1,200,000.00)   To The Delta Queen Steamboat Company -
                                                    Hibernia - DQ Master Cash Account (812-395-335)

                                   --------------
                                   (1,206,779.31)   Total Disbursements


  Closing Balance - 30 Nov 01
                                   11,830,468.69

                            Receipts & Disbursements              Attachment 2-6
                            American Classic Voyages
R&D -Goldman Sachs           Case No:.01-10954 (EIK)                   UNAUDITED
Investment Account                Goldman Sachs
                               Investment Account
                             Account # - 020-53613-2
                         22 October 01 - 30 November 01


   Opening Balance - 22 Oct 01
                                        0.00


   Receipts
                                   10,392.90        Interest Earned Before Funds Moved
                                                    To. Credit Suisse

                                   ---------
                                   10,392.90        Total Receipts


  Disbursements

                                   ---------
                                        0.00        Total Disbursements


  Closing Balance - 30 Nov 01
                                  10, 392.90

                            Receipts & Disbursements              Attachment 2-7
                            American Classic Voyages
R&D -Conifer Securities      Case No:.01-10954 (EIK)                   UNAUDITED
Investment Account             Conifer Securities
                               Investment Account
                             Account # - 330-50683 1-8
                         22 October 01 - 30 November 01


   Opening Balance - 22 Oct 01
                                      337.15


   Receipts
                                      330.81        Portfolio Appreciation

                                        0.97        Dividends

                                   ---------
                                       31.78        Total Receipts


  Disbursements

                                   ---------
                                        0.00        Total Disbursements


  Closing Balance - 30 Nov 01
                                      368.93

                                                                    Attachment 4

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: NOV-01

  currency USD
   Company=10 (AMCV)

                                                               PTD-Actual
                                                               NOV-01
                                                               -----------
  Revenue
   Gross Revenue                                                      0.00
   Allowances                                                         0.00
                                                               -----------
   Net Revenue                                                        0.00

  Operating Expenses
   Air                                                                0.00
   Hotel                                                              0.00
   Commissions                                                        0.00
   Onboard Expenses                                                   0.00
   Passenger Expenses                                                 0.00
   Vessel Expenses                                                    0.00
   Layup/Drydock Expense                                              0.00
   Vessel Insurance                                                   0.00
                                                               -----------
   Total Operating Expenses                                           0.00
   Gross Profit                                                       0.00
  SG&A Expenses
   General and Admin Expenses                                    71,627.46
    Sales & Marketing                                                 0.00
    Pre-Opening Costs                                                 0.00
                                                               -----------
   Total SG&A Expenses                                           71,627.46
                                                               -----------
    EBITDA                                                      (71,627.46)
   Depreciation                                                  15,793.74
                                                               -----------
   Operating Income                                             (87,421.20)
    Other Expense/(Income)
    Interest Income                                             (39,409.90)
    Interest Expense                                             29,233.87
                                                               -----------
    Equity in Earnings for Sub                               (2,782,067.37)
                                                             -------------
    Total Other Expense/(Income)                              2,771,891.34
                                                             -------------
    Net Pretax Income/(Loss)                                 (2,859,312.54)
                                                             -------------
    Income Tax Expense                                                0.00
                                                             -------------
    Net Income/(Loss)                                        (2,859,312.54)
                                                             -------------

                                                                    Attachment 5
                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01

  currency USD
  Company=10 (AMCV)

                                                      YTD-Actual                  YTD-Actual
                                                      NOV-01                      OCT-01
                                                      ---------------             --------------
  ASSETS
   Cash and Equivalent                                  11,868,178.93              10,343,248.25
   Restricted Cash                                               0.00                       0.00
   Marketable Securities                                       337.15                     337.15
   Accounts Receivable                                   3,678,916.74 Note 4        3,678,916.74
   Inventories                                                   0.00                       0.00
   Prepaid Expenses                                              0.00                       0.00

   Other Current Assets                                          0.00                       0.00
                                                      ---------------             --------------
         Total Current Assets                           15,547,432.82              14,022,502.14
   Fixed Assets                                          4,979,716.68               4,979,716.68
   Accumulated Depreciation                             (4,512,763.91)             (4,497,369.91)
                                                      ---------------             --------------
         Net Fixed Assets                                  466,952.77                 482,346.77
   Net Goodwill                                             81,020.90                  81,420.64
   Intercompany Due To/From                            263,804,167.65             265,726,906.60
   Net Deferred Financing Fees                           3,379,721.02 Note 1        3,408,954.89
   Net Investment in Subsidiaries                       45,769,230.36              48,551,297.73
   Other Non Current Assets                                 94,848.55                 109,986.54
                                                      ---------------             --------------
          Total Other Assets                           313,128,988.48             317,878,566.40
                                                      ---------------             --------------
          Total Assets                                 329,143,374.07             332,383,415.31
                                                      ---------------             --------------

                                                                    Attachment 5
                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01

  currency USD
  Company=10 (AMCV)

                                                      YTD-Actual                   YTD-Actual
                                                      NOV-01                       OCT-01
                                                      ---------------              --------------
  LIABILITIES
   Accounts Payable                                              0.00                        0.00
   Accrued Liabilities                                     709,135.93                1,089,864.63
   Deposits                                                      0.00                        0.00
                                                      ---------------              --------------
          Total Current Liabilities                        709,135.93                1,089,864.63
   Long Term Debt                                                0.00                        0.00
   Other Long Term Liabilities                          (3,434,093.96) Note 2       (3,434,093.96)
                                                      ---------------              --------------
          Total Liabilities                             (2,724,958.03)              (2,344,229.33)

  OTHER
   Liabilities Subject to Compromise                   200,418,510.55 Note 3       200,418,510.55
                                                      ---------------              --------------
          Total Other                                  200,418,510.55              200,418,510.55

  OWNER'S EQUITY
   Common Stock                                            211,013.08                  211,013.08
   Add'1 Paid In Capital                               204,438,037.35              204,438,037.35
   Current Net Income (Loss)                           (43,553,933.28)             (40,694,620.74)
   Retained Earnings                                   (29,645,295.60)             (29,645,295.60)
                                                      ---------------              --------------
          Total Owner's Equity                         131,449,821.55              134,309,134.09
                                                      ---------------              --------------
          Total Liabilities & Other &                  329,143,374.07              332,383,415.31
                                                      ---------------              --------------

                                                                    Attachment 6

                     American Classic Voyages Co. 01-10954
                    Summary List of Due To/Due From Accounts
            For the Period October 22, 2001 through November 30, 2001

                                                                 BEGINNING                                                ENDING
AFFILIATE NAME                               CASE NUMBER          BALANCE          DEBITS           CREDITS             Balance
American Classic Voyages Co.                 01-10954           (2,663,866.83)    5,885,063.69      3,278,531.44         (57,334.58)
 AMCV Cruise Operations, Inc.                01-10967           75,974,890.74    2,065,015.33        172,600.95       77,867,305.12
 The Delta Queen Steamboat Co.               01-10970            6,436,444.91       11,268.69      2,447,702.34        4,000,011.26
 DQS13 II, Inc.                              01-10974               22,836.06               -                             22,836.06
 Great AQ Steamboat, L.L.C.                  01-10960         (22,489,068.21)               -         48,060.40      (22,537,128.61)
 Great Pacific NW Cruise Line, L.L.C.        01-10977         (15,214,785.09)               -        260,183.67      (15,474,968.76)
 Great River Cruise Line, L.L.C.             01-10963            5,168,239.57      625,360.81                 -        5,793,600.38
 Great Ocean Cruise Line, L.L.C.             01-10959         (29,509,905.62)        9,462.54                 -      (29,500,443.08)
 Cruise America Travel, Incorporated         01-10966            (182,033.33)               -        186,653.46         (368,686.79)
 Delta Queen Coastal Voyages, L.L.C.         01-10964              934,299.38               -                            934,299.38
 Cape Cod Light, L.L.C.                      01-10962          (1,674,776.12)        3,654.34                 -       (1,671,121.78)
 Cape May Light, L.L.C.                      01-10961            (680,802.05)       12,376.31                 -         (668,425.74)
 Cruise America Travel,
  Incorporated (Footnote # )                 01-10966              575,916.63               -         69,190.24          506,726.39
 Project America, Inc.                       N/A              (28,786,669.01)               -        367,706.54      (29,154,375.55)
 Oceanic Ship Co.                            N/A                41,594,219.38               -         32,425.98       41,561,793.40
 Project America Ship I Inc.                 N/A                 1,793,166.15        1,667.50                 -        1,794,833.65
 Project America Ship II, Inc,               N/A                27,241,846.63               -                 -       27,241,846.63
 Cat II, Inc. (Footnote # )                  01-10968            5,503,394.83    6,679,727.55                 -       12,183,122.38
 Ocean Development Co.                       01-10972          206,279,086.33      158,411.12                 -      206,437,497.45
 Great Hawaiian Cruise Line, Inc.            01-10975            3,585,960.47               -                 -        3,585,960.47
 Great Hawaiian Properties Corporation       01-10971         (49,252,100.54)          719.91      1,420,721 75      (50,672,102.38)
 American Hawaiian Properties Corporation    01-10976            2,775,861.78       29,055.53        396,011.75        2,408,905.56
 Great Independence Ship Co.                 01-10969           25,048,066.36       85,235.08         75,219.66       25,058,081.78
 Cat II, Inc.                                01-10968           13,246,684.18               -      8,734,749.17        4 511 935 01
                                                               --------------------------------------------------------------------
                                                               265,726,906.60   15,567,018.40     17,489,757.35      263,804,167.65
                                                               ====================================================================

                          American Classic Voyages Co.


                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001


                                  Attachment 7

                                 Not Applicable

                          American Classic Voyages Co.


                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001


                                  Attachment 8


                                 Not Applicable

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                 CASE NUMBER: 01-10954 (EIK)


                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Deferred financing costs represent costs incurred in connection with placing pre- petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter l l proceedings.

3. The Debtor has ceased recording accruals for distributions on its Trust Preferred securities. Historically, these accruals for these distributions were charged to , "interest expense and other financing costs."

4. Amount represents pre-petition total hold-backs by Paymentech, Inc., the Debtor's credit card processing agent against pre-petition customer deposits. Detail for such hold-backs has not been received from Paymentech, Inc.